UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2006

SWANK, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware	1-5354	04-1886990
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
90 Park Avenue New York, New York		10016
(Address of Principal Executive Offices) of Incorporation)		(Zip Code)

Registrant's telephone number, including area code: (212) 867-2600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

        On September 13, 2006, Swank, Inc. (the “Company”) and Eric P. Luft, Senior Vice President and a member of the board of directors of the Company, entered into an amendment, dated September 13, 2006, to the Amended and Restated Employment Agreement dated December 18, 2003, as amended to date (the “Agreement”), between the Company and Mr. Luft. Among other things, the amendment extends the term of Mr. Luft’s employment under the Agreement to March 31, 2007. A copy of the amendment is filed as an exhibit to this Form 8-K as Exhibit 10.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not Applicable.

(b)	Pro Forma Financial Information. Not Applicable.

(c)	Exhibits.

Exhibit No.	Description

10.01	Letter Agreement dated September 13, 2006 between the Company and Eric P. Luft

SIGNATURES

        Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2006	SWANK, INC. By: /s/ Jerold R. Kassner Jerold R. Kassner, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.01	Letter Agreement dated September 13, 2006 between the Company and Eric P. Luft